SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 6, 2000


                                   MILACRON INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE            1-8475           31-1062125
  ---------------      -----------       ----------
  (State or other      Commission File    (IRS Employer
  jurisdiction of      Number)             Identification
  incorporation)                           No.)



2090 FLORENCE AVENUE, P.O. BOX 63716, CINCINNATI, OHIO        45206
------------------------------------------------------        -----
(address of principal executive offices)                  (ZIP Code)



Registrant's telephone number, including area code: (513) 487-5000
                                                    --------------

ITEM 5.  OTHER EVENTS

                  On April 6, 2000 Milacron Capital Holdings B. V., a wholly owned subsidiary of the Registrant, completed a public offering of Eurobonds in the value of 115 million Euros carrying an interest rate of 7-5/8% with a maturity of five years. The net proceeds of the offering will be used for general corporate purposes, including the repayment of $100 million of 7-7/8% Notes maturing in May of 2000. A copy of the Registrant's Press Release issued April 10, 2000 is filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)  Exhibits:

         Exhibit
           NO.             DESCRIPTION

          99.1             Press Release issued by Milacron Inc. on
                           April 10, 2000





                                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MILACRON INC.



Date:  April 12, 2000                 By:     /S/ ROBERT P. LIENESCH
                                             ----------------------
                                             Robert P. Lienesch
                                             Vice President-Finance
                                             and Treasurer and Chief
                                             Financial Officer